SCHEDULE 14C INFORMATION


             Information Statement Pursuant to Section 14(c) of the
                Securities Exchange Act of 1934 (Amendment No. )



Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

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                               TRIMOL GROUP, INC.
                (Name of Registrant As Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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

     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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



                               TRIMOL GROUP, INC.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019


                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY


                              ---------------------


To all stockholders of Trimol Group, Inc.:

     The enclosed Information Statement is being furnished to holders of the outstanding common stock of Trimol Group, Inc., a Delaware corporation ("Trimol" or, the "Company"), in connection with the prior approval of the corporate actions described below. In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, on June 18, 2001, a written consent of the holders of a majority of the Company's common stock entitled to vote was taken with respect to the matters referred to herein. All necessary corporate approvals have been obtained and the enclosed Information Statement is furnished solely for the purpose of informing Trimol's stockholders, in the manner required under the Securities Exchange Act of 1934, of the following corporate actions before they take effect:

     o The election of five Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors;

     o The amendment of the Company's Certificate of Incorporation to establish a "blank check" preferred stock consisting of 5,000,000 preferred shares; and,

     o The approval and adoption of an amendment to the 2001 Omnibus Plan to increase the number of shares of common stock available for issuance under the 2001 Omnibus Plan to 10,000,000 shares.

     The enclosed Information Statement also constitutes notice of action taken without a meeting as required by Section 228(d) of the Delaware General Corporation Law.

     The Information Statement is being mailed on or about July 19, 2001 to all stockholders of record as of the close of business on June 18, 2001.

     The Company anticipates that all corporate actions referred to in the Information Statement will take place no less than 20 days following the mailing of the Information Statement to you, the Trimol stockholders.


                                             By Order of the Board of Directors,

                                             /s/ Alexander M. Gordin
July 19, 2001                                -----------------------------------
                                             Alexander M. Gordin, President

                               TRIMOL GROUP, INC.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019

                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------


     The Board of Directors of Trimol Group, Inc., a Delaware corporation ("Trimol" or, the "Company") is furnishing this Information Statement to its stockholders in connection with a written consent of the holders of a majority of the Company's common stock entitled to vote, taken on June 18, 2001, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, as amended. The stockholders who provided consent to the corporate actions discussed herein collectively own in excess of the required majority of the outstanding voting securities of the Company necessary for adoption of the corporate actions.

     The following actions were approved:

     o The election of Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma as members of the Company's Board of Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors;

     o The amendment of the Company's Certificate of Incorporation to establish a "blank check" preferred stock consisting of 5,000,000 preferred shares; and,

     o The approval and adoption of an amendment to the 2001 Omnibus Plan to increase the number of shares of common stock available for issuance under the Plan to 10,000,000 shares.

                        We Are Not Asking You For A Proxy
                  And You Are Requested Not To Send Us A Proxy

     This Information Statement is first being mailed on or about July 19, 2001 and constitutes notice of action taken without a meeting as required by Section 228(d) of the Delaware General Corporation Law.

     The Date of this Information Statement is July 19, 2001.

                                TABLE OF CONTENTS



SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................1

OTHER AVAILABLE INFORMATION...................................................1

DISSENTERS' RIGHT OF APPRAISAL................................................1

QUESTIONS AND ANSWERS.........................................................2

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED......................................4

APPROVAL BY THE BOARD OF DIRECTORS............................................4

VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF................................5

   VOTING SECURITIES..........................................................5

   SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT.....................5

ELECTION OF DIRECTORS.........................................................8

   GENERAL....................................................................8

   NOMINEES FOR ELECTION AS DIRECTORS.........................................9

   DIRECTORS AND EXECUTIVE OFFICERS...........................................9

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.............................12

   SUMMARY COMPENSATION TABLE................................................12

   ADDITIONAL COMPENSATION OF DIRECTORS......................................15

   BOARD OF DIRECTORS AND COMMITTEES.........................................15

AMENDMENT TO THE CERTIFICATE OF INCORPORATION FOR THE
ESTABLISHMENT OF "BLANK CHECK" PREFERRED STOCK...............................16

AMENDMENT TO THE 2001 OMNIBUS PLAN TO INCREASE THE AGGREGATE
NUMBER OF SHARES AUTHORIZED FOR ISSUANCE.....................................18

   GENERAL...................................................................18

   SUMMARY OF 2001 OMNIBUS PLAN, AS AMENDED..................................18

      The Plan...............................................................19

      United States Tax Consequences of Awards...............................21

      ISOS...................................................................21

      NQSOS..................................................................23

      Cashless Exercise--ISOS and NQSOS......................................24

      SARS...................................................................24

      RESTRICTED STOCK.......................................................24

      PERFORMANCE AWARDS AND OTHER STOCK-BASED AWARDS........................25

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON......................25

INCORPORATION OF DOCUMENTS BY REFERENCE......................................26

ANNEX A.....................................................................A-1

ANNEX B.....................................................................B-1

ANNEX C.....................................................................C-1

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements which can sometimes be identified by the use of forward-looking words such as "may," "will," "anticipate," "plan," "estimate," "expect" or "intend" or comparable terminology. These statements are subject to known and unknown risks, uncertainties and other factors, including, but not limited to, the Company's limited operating history, that could cause actual results to differ materially from those contemplated by the statements. Trimol does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect Trimol's financial results may be found in Trimol's public filings with the Securities and Exchange Commission (the "SEC") and press releases. Certain of such filings may be accessed through the SEC's web site, http://www.sec.gov.


                           OTHER AVAILABLE INFORMATION

     Trimol is subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, is required to file reports and other information with the SEC relating to its business, financial condition and other matters. Information as of particular dates concerning Trimol's directors and officers, their remuneration, the principal holders of the Company's securities and any material interest of such persons in transactions with Trimol is required to be disclosed in proxy statements distributed to the Company's stockholders or other reports filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the public reference facilities of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located in the Citicorp Center, 500 West Madison Street (Suite 1400), Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies should be obtainable, by mail, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material should also be available through the Internet at the SEC's website. Such documents may also be requested from the Company at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.


                         DISSENTERS' RIGHT OF APPRAISAL

     The Delaware General Corporation Law does not provide for dissenter's rights of appraisal in connection with the corporate actions contemplated herein.

                              QUESTIONS AND ANSWERS

     The following questions and answers are intended to summarize certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and the attached Annexes. Unless otherwise defined, capitalized terms used in this summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.


Q:   What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. The following corporate actions have already been approved:

     o The election of Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma as members of the Company's Board of Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors;

     o The amendment of the Company's Certificate of Incorporation to establish a "blank check" preferred stock consisting of 5,000,000 preferred shares; and,

     o The approval and adoption of an amendment to the 2001 Omnibus Plan to increase the number of shares of common stock available for issuance under the Plan to 10,000,000 shares.


Q:   Who has approved these corporate actions?

A: The Company's Board of Directors and the holders of a majority of the Company's common stock entitled to vote have authorized and approved the corporate actions discussed herein.


Q: Why have the Board of Directors and the holders of a majority of the Company's common stock agreed to approve these actions?

A: Generally, the Board of Directors and the holders of a majority of the Company's common stock believe that these actions are in the best interest of the Company and its stockholders. Furthermore, a new class of undesignated "blank check" preferred stock would allow the Board of Directors of the Company to issue, without further stockholder action, one or more series of preferred stock. Also, the Board of Directors and the holders of the majority of the Company's common stock believe increasing the number of shares of common stock available for issuance under the 2001 Omnibus Plan will enable the Company to provide additional incentives to Trimol's officers, directors, employees and consultants, to advance the interest of Trimol and to enable Trimol to attract qualified new employees in a competitive marketplace.


Q:   Do I have appraisal rights?

A: No. Under Delaware law, which governs the corporate actions, stockholders of Trimol are not entitled to appraisal rights.


Q: When do you expect the corporate actions contemplated in this Information Statement to become effective?

A: No less than 20 days after the Information Statement has been sent to the Trimol stockholders.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     As of June 18, 2001, there were 100,039,000 shares of the Company's common stock outstanding, representing 100,039,000 votes entitled to be cast on such date.

     The Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's By-laws require that the corporate actions contemplated in this Information Statement be approved by stockholders holding a majority of the votes of the outstanding voting securities of the Company, which, on June 18, 2001, consisted of approximately 50,019,501 million votes.

     As of June 18, 2001, Mr. Boris Birshtein, the Company's Chairman of the Board of Directors, had or shared, directly or indirectly, the power to vote (or direct the voting of) and the power to dispose (or direct the disposition) of 96,195,000 shares1 (96.15%) of the Company's outstanding common stock, on the matters described herein. See "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF" and "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS." On June 18, 2001, Mr. Birshtein provided irrevocable written consent approving the corporate matters described herein. Such action by written consent is sufficient to satisfy the requirements of the Delaware General Corporation Law. Therefore, your vote is not required to approve or to effectuate the corporate actions described herein.

     Accordingly, you will not be asked to take further action on any of these corporate actions at any future meeting. However, since stockholder approval was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the action to become effective until the expiration of 20 calendar days from the date this Information Statement is mailed to all Trimol stockholders who did not execute the written consent.

     The complete text of the written consent of stockholders in lieu of meeting approving these actions are set out in Annex A to this Information Statement.



                       APPROVAL BY THE BOARD OF DIRECTORS

     Immediately after the resignations of Messrs. Shmuel Gurfinkel and Gary Shokin as members of the Board of Directors, on February 16, 2001, the entire remaining Board of

     ---------------------------
(1) Does not include 600,000 warrants to purchase shares of common stock. See "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF" and "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS."

Directors appointed Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma as members of the Board of Directors, in compliance with the Company's Certificate of Incorporation and By-laws. See "ELECTION OF DIRECTORS." The Board of Directors (with Messrs. Solomon, Loveland, Moody, Perchal and Sharma abstaining as a result of their respective interest) has determined that the election of Messrs. Solomon, Loveland, Moody, Perchal and Sharma as Directors of the Company is advisable and in the best interests of the Company and its stockholders and approved this action. Furthermore, the entire Board of Directors of the Company (including Messrs. Solomon, Loveland, Moody, Perchal and Sharma) has determined that the other corporate actions discussed herein are advisable and in the best interests of, and fair to, the Company and its stockholders, and approved these actions.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

     At June 18, 2001, (the "Record Date"), the Company had 100,039,000 shares of common stock, par value $0.01 outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote on corporate actions discussed herein, were held by approximately four hundred one (401) stockholders of record. The Company and the holders of a majority of the Company's common stock have already agreed to:

     o The election of Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma as members of the Company's Board of Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors;

     o The amendment of the Company's Certificate of Incorporation to establish a "blank check" preferred stock consisting of 5,000,000 preferred shares; and,

     o The approval and adoption of an amendment to the 2001 Omnibus Plan to increase the number of shares of common stock available for issuance under the Plan to 10,000,000 shares.

     The beneficial owners of a total of 96,195,000 shares of common stock (96.15%) of the Company's outstanding common stock, have already agreed to the foregoing actions. See "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED."


Security Ownership of Principal Holders and Management

     The following table sets forth information concerning the beneficial ownership of shares of common stock of the Company with respect to stockholders who were known to Trimol to be beneficial owners of more than 5% of the common stock as of June 18, 2001, and officers and directors of the Company, individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock.

                                As of the date of this Information Statement (1)


                                            AMOUNT AND
                                             NATURE OF             PERCENT OF
       NAME OF BENEFICIAL OWNER           BENEFICIAL OWNER           CLASS
       ------------------------           ----------------           -----

Boris Birshtein (2)(3)(4)                    96,795,000              92.84%

Aluminum-Power, Inc.
87 Scollard Street
Toronto, Ontario M5R 1G4 (2)                 88,000,000               84.4%

Alexander M. Gordin (5)                       500,000                  .47%

Gary Shokin (6)                               500,000                  .47%

Shmuel Gurfinkel (7)                           -----                  ----
                                              100,000                  .09%
Michael J. Solomon (8)                         -----                  ----
                                              100,000                  .09%
John R. Loveland (9)                           -----                  ----
                                              500,000                  .47%
Kerry Moody (10)                               -----                  ----

Walter J. Perchal (11)                         -----                  ----

Vijay Sharma (12)                              -----                  ----

Donald W. Kirk (13)                            -----                  ----

Rafael Ferry (14)                              -----                  ----

All Executive Officers and
Directors as a Group (11 persons)(15)        98,495,000              94.47%

----------------------------
(1) Based on a total of 104,259,000 shares of common stock, which includes 100,039,000 shares of common stock issued and outstanding as of the date of this Information Statement, warrants to purchase 1,520,000 shares of common stock, and 2,000,000 options to purchase common stock granted pursuant to the 2001 Omnibus Plan. Such total also includes the 500,000 options to purchase common stock granted pursuant to the Partners Group I, Inc. Agreement, which is a corporation effectively controlled by Kerry Moody, and the 100,000 options to purchase common stock granted to each of Messrs. Loveland and Solomon that are subject to the approval of the amendment to the 2001 Omnibus Plan by the Stockholders.

(2) Mr. Birshtein is an indirect owner of Aluminum-Power, Inc. Aluminum-Power, Inc.'s majority shareholder is Eontech Group, Inc. Birshtein Holdings, Ltd. is the majority owner of Eontech Group, Inc. Mr. Birshtein directly controls Birshtein Holdings, Ltd.

(3)  Mr. Birshtein currently serves as the Company's Chairman of the Board.

(4) Includes 4,285,000 shares of common stock owned directly by Mr. Birshtein; 3,910,000 owned by Magnum Associates, Inc., of which Mr. Birshtein is the sole shareholder; warrants to purchase 600,000 shares of common stock; and, 88,000,000 shares of common stock owned by Aluminum-Power, Inc.

(5) Includes 500,000 options to purchase common stock granted to Mr. Gordin by the Omnibus Committee pursuant to the 2001 Omnibus Plan. Mr. Gordin currently serves as a Director, the President and the Chief Executive Officer of the Company.

(6) Includes 500,000 options to purchase common stock granted to Mr. Shokin by the Omnibus Committee pursuant to the 2001 Omnibus Plan. On February 16, 2001, Mr. Shokin resigned from his position as a Director of the Company but remains a Vice President and Assistant Secretary of the Company.

(7) On February 16, 2001, Mr. Gurfinkel resigned from his position as Director of the Company, but remains the Chief Financial Officer of the Company.

(8) On February 16, 2001, Mr. Solomon was appointed as a member of the Board of Directors. Mr. Solomon was granted 100,000 options to purchase common stock pursuant to the 2001 Omnibus Plan which have been granted subject to the effective date of the actions contained in said Information Statement..

(9) On February 16, 2001, Mr. Loveland was appointed as a member of the Board of Directors. Mr. Loveland was granted 100,000 options to purchase common stock pursuant to the 2001 Omnibus Plan which have been granted subject to the effective date of the actions contained in said Information Statement.

(10) On February 16, 2001, Mr. Moody was appointed as a member of the Board of Directors. Mr. Moody, as the sole officer, director and shareholder of Partners Group I, Inc., is the beneficial owner of 500,000 options to purchase common stock which were granted pursuant to the Partners Group I, Inc. Agreement. See "INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON."

(11) On February 16, 2001, Mr. Perchal was appointed as a member of the Board of Directors.

(12) On February 16, 2001, Mr. Sharma was appointed as a member of the Board of Directors.

(13) Mr. Kirk was named as the Company's Chief Scientific Officer in February of 2001.

(14) Mr. Ferry was named as the Company's Vice President of Marketing in February of 2001.

(15) Includes Messrs. Birshtien, Gordin, Solomon, Loveland, Moody, Perchal, Sharma, Gurfinkel, Shokin, Kirk and Ferry.

                              ELECTION OF DIRECTORS


General

     The Certificate of Incorporation and By-laws of the Company provide that the number of Directors of the Company shall be not less than three or more than fifteen.

     Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are generally elected for an annual term and hold office until their respective successors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS." The remaining Directors may fill a vacancy on the Board even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the stockholders at the next annual meeting of stockholders or until a special meeting is called to elect Directors.

     Currently the Board of Directors consists of seven members: Messrs. Birshtein, Gordin, Solomon, Loveland, Moody, Perchal and Sharma. Pursuant to the Company's By-laws, on February 16, 2001, the entire Board of Directors appointed Messrs. Solomon, Loveland, Moody, Perchal and Sharma to fill the vacancies caused by an increase in the authorized number of directors, the resignations of Messrs. Gurfinkel and Shokin from the Board of Directors on February 16, 2001, and the resignations of Messrs. Theodore B. Shapiro and Robert L. Blessey on January 10, 2001.

     At present there exists only one committee of the Board of Directors: the Omnibus Committee. See "AMENDMENT TO THE 2001 OMNIBUS PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE." The Board of Directors acts as its own nominating committee, compensation committee and internal audit committee.

     The executive officers of the Company are appointed by the Board of Directors. There are no family relationships between any Directors or executive officers of the Company.

     The Board of Directors and the holders of a majority of the Company's common stock entitled to vote have already agreed to the foregoing actions. See "APPROVAL BY THE BOARD OF DIRECTORS"; "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED"; and "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     The foregoing election will become effective no sooner than 20 calendar days after the date of mailing of this Information Statement to the stockholders of the Company. The complete text of the Written Consent of Stockholders In Lieu of Meeting is set out in Annex A to this Information Statement.

Nominees for Election As Directors

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who have been elected by the written consent of stockholders in lieu of a meeting:

               NAME                 AGE      POSITION CURRENTLY WITH THE COMPANY
               ----                 ---      -----------------------------------

      Michael J. Solomon (1)         63                   Director

      John R. Loveland (1)           64                   Director

      Kerry Moody (1)                45                   Director

      Walter J. Perchal (1)          49                   Director

      Vijay Sharma (1)               30                   Director

----------------------
(1) On February 16, 2001, the remaining members of the Board of Directors appointed Messrs. Solomon, Loveland, Moody, Perchal and Sharma to fill vacancies caused by an increase in the authorized number of directors and the resignations of certain directors.

     The Board of Directors knows of no reason why any nominee will be unable or will refuse to accept election. However, if any of the nominees becomes unable or refuses to accept his election, the Board of Directors will reduce the number of Directors standing for election and the written consent of stockholders in lieu of a meeting will be revised accordingly.

     If elected, all nominees are expected to serve until their respective resignations, removal, death, or the election of their respective successors.


Directors and Executive Officers

     Set forth below is the biographies of each of the Company's current executive officers and Directors.

     Boris Birshtein has served as the Company's Chairman of the Board of Directors since January 1998. Since 1999, Mr. Birshtein has acted as the Chairman of the Board of Directors of EonTech Group, Inc., a corporation organized under the laws of the Province Ontario, Canada. He is also the principal shareholder of EonTech Group, Inc. Mr. Birshtein also has acted as the Chairman of the Board of Directors of Aluminum-Power, Inc. since 1999. From 1996 to the present, Mr. Birshtein has served as the Chairman of the Board of Directors of World Assets (Media) Inc., a corporation organized under the laws of the Province Ontario, Canada. In 1999, Mr. Birshtein received a gold medal from the International Information Academy. That same year, he received a Ph.D. in Philosophy from the International Information Academy and was confirmed as a full Professor.

     Alexander M. Gordin has served as a member of the Board of Directors and the President of the Company since May 2000, and the Chief Executive Officer since November 2000. In 1995, Mr. Gordin was awarded a MBA degree from the
Wharton School at the University of Pennsylvania. From 1998 until 1999, Mr. Gordin was employed as the Director of Strategic Business Development at Amdour Group located in Stamford, Connecticut. Mr. Gordin's duties at Amdour Group included extensive responsibility for direct investments and Mergers & Acquisitions in the areas of media, wireless communications, and commercial real estate. From 1996 until 1998, Mr. Gordin was employed as a Managing Director of Broad Street Capital LLC. From 1990 until 1996, Mr. Gordin was engaged as the President of Radio Communications International Corp., which was the first Motorola distributor located in the former Soviet Union.

     Michael J. Solomon was appointed to the Company's Board of Directors in February 2001. Since 2000, Mr. Solomon has served as the Chairman of the Board of Directors of Maxx International, Inc. Mr. Solomon currently serves as Chairman and CEO of Team Communications, Inc.; and as a Director on the Boards of New York University Stern School of Business, the Entertainment Business & Management Advisory Board at UCLA, and the International Council of the National Academy of Television Arts and Sciences.

     John R. Loveland was appointed to the Company's Board of Directors in February 2001. Since 1994, Mr. Loveland has served in his capacity as a director and Chief Executive Officer of Op-Tech Environmental Services, Inc. Since 1973, he has served as a director of O'Brien & Gere Engineers, Inc. From 1989 until 1999, Mr. Loveland served as the Chairman of the Board of Directors of O'Brien & Gere Limited. From 1999 until 2000, Mr. Loveland served as the President of O'Brien & Gere Property Development.

     Kerry Moody was appointed to the Company's Board of Directors in February 2001. Since 1999, Mr. Moody has served as the Vice President and Director of Government Affairs for AcSys Biometrics, Inc., a leader in Artificial Neural Systems. From 1996 until 1999, Mr. Moody served as the CEO and Chairman of the Board of ASAPconnecT.com, which acts as a private labeled Internet Service Provider ("ISP"). Mr. Moody also served as the Reagan White House Liason to the General Services Administration.

     Walter J. Perchal, Ph.D. was appointed to the Company's Board of Directors in February 2001. Since 1997, Mr. Perchall has served as the President and Chief Executive Officer of ICInc., a consulting firm, which provides consulting services in North America, Europe and Asia. For the past 20 years, Mr. Perchall has served as an adjunct Professor at York University located in Toronto, Canada, where he focuses on teaching Business Studies.

     Vijay Sharma was appointed to the Company's Board of Directors in February 2001. Since March 16, 2001, Mr. Sharma has served as the President of Aluminum-Power, Inc., a corporation organized under the laws of the Province of Ontario, Canada. Since 1993, Mr. Sharma was employed by ATI Technologies initially as a Product Manager, then a Group Product Manager and finally as a Senior Group Manager of Business Management. Mr. Sharma received a Masters of Business Administration from Edinburgh Business School, Herlot-Watt University and a B.A.Sc. in Chemical Engineering from the University of Toronto.

     Shmuel Gurfinkel has been the Chief Financial Officer of the Company since January 1998. From 1998 until 2000, Mr. Gurfinkel served as a Director of the Company. Since 1996, Mr. Gurfinkel also has been a Director of Banca Commerciala pe Actiuni "Export-Import". For the past five years, Mr. Gurfinkel has been actively engaged in managing and operating the Shmuel Gurfinkel accounting firm in Ramat-Gan. Since 1997, Mr. Gurfinkel has served as a Director of Peker Plada Metals, Ltd., a subsidiary of Africa Israel Investments Ltd.

     Gary Shokin has served as the Vice President and Assistant Secretary of the Company since May 2000. From May 2000 until January 2001, Mr. Shokin also served as a Director of the Company. Since 1995, Mr. Shokin has served as the President of Emerald Spa, Inc., a New York based company specializing in beauty enhancement, physical fitness and skin care. Since 1993, Mr. Shokin has served as the President of North Star Auto Center, Inc.

     Donald W. Kirk, Ph.D. was named the Company's Chief Scientific Officer on February 21, 2001. Dr. Kirk received his B.A.Sc. in Engineering Science and MASc. degree in Chemical Engineering from the University of Toronto in 1972 and 1975 respectively. Dr. Kirk received his Ph.D. in Chemical Engineering from the University of Toronto in 1979. Since 1993, Dr. Kirk has been a professor with the Department of Chemical Engineering and Applied Chemistry at the University of Toronto. In 1997, Dr. Kirk was asked to serve as an advisory professor at Chongqing University located in China. In April 2000, Dr. Kirk served as the Technical Chair at the 10th Annual Pacific Basin Consortium Symposium and has been a member of the Board of Directors of the Pacific Basin Consortium for Hazardous Waste. Dr. Kirk is also a member of the Association of Professional Engineers of Ontario.

     Rafael Ferry was named the Company's Vice President of Marketing on February 1, 2001. Mr. Ferry presently serves as the Vice President of Marketing for Aluminum-Power, Inc. From 1996 until 1998, Mr. Ferry was employed as a Sales Manager at Gestetner (Israel) Ltd. Mr. Ferry holds a Bachelor of Business Administration from York University.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all compensation awarded to, earned by or paid to each of the Company's executive officers and directors for the Company's fiscal periods as specified below. No other executive officers or directors of the Company earned over $100,000 during such periods.


Summary Compensation Table

                                                                                                 OTHER ANNUAL
          NAME AND PRINCIPAL POSITION                YEAR         SALARY        BONUS            COMPENSATION
          ---------------------------                ----         ------        -----            ------------

Boris Birshtein (1);                                 1998           --            --                   --
Chairman of the Board of Directors                   1999        120,000          --                 21,600
                                                     2000        250,000(2)       --                 21,600

Alexander Gordin (3);                                1998           --            --                   --
Director, President and CEO                          1999           --            --                   --
                                                     2000         80,000          --                   --

Gary Shokin (4);                                     1998           --            --                   --
Director; Vice President and Assistant Secretary     1999           --            --                   --
                                                     2000         56,000          --                   --

Shmuel Gurfinkel (5);                                1998          6,000          --                   --
Director and Chief Financial Officer                 1999          6,000          --                   --
                                                     2000         55,000          --                   --

Theodore B. Shapiro (6);                             1998           --            --                   --
                                                     1999        120,000          --                 21,600
                                                     2000        120,000          --                 21,600


Robert L. Blessey (7);                               1998           --            --                   --
                                                     1999        120,000          --                 21,600
                                                     2000        120,000          --                 21,600

Michael J. Solomon (8)                               1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

John R. Loveland (9)                                 1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --


Kerry Moody (10)                                     1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

Walter J. Perchal (11)                               1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

Donald W. Kirk                                       1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

Rafael Ferry                                         1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

Vijay Sharma (12)                                    1998           --            --                   --
                                                     1999           --            --                   --
                                                     2000           --            --                   --

---------------------
(1) On February 25, 1999, the Company entered into an Employment Agreement with Mr. Birshtein for a term of five years commencing January 1, 1999 providing for an annual salary of $120,000 for the first year (subject to increase to $250,000 per year, in the event that the Company consummates an acquisition of a business with net pre-tax profits (as defined therein) of $3,000,000 or more in such year) and, during each of the remaining years, an amount equal to $250,000 plus Fifty Percent (50%) of the total Bonus received by Mr. Birshtein in the preceding year. The Employment Agreement requires Mr. Birshtein to spend a substantial portion of his time in the performance of his duties thereunder, and provides for certain other specified fringe benefits and change of control severance payments. Mr. Birshtein also receives a monthly auto and insurance allowance of $1,800. In addition, the Employment Agreement provides for incentive warrants to be issued to Mr. Birshtein based upon Excess Net Pre-Tax Profits (as defined below) in each year of the Employment Agreement. For each $1,000,000 of Excess Net Profit, the Company is required to issue 100,000 of incentive warrants up to a maximum of 1,000,000 incentive warrants in each such year of the Employment Agreement. Any issued incentive warrants will have a five year term from issuance and shall be exercisable at the market price of the Common Stock on the date of issuance. The Employment Agreement also provides for an annual bonus of 10% of any Excess Net Pre-Tax Profits in each year during the term of the Employment Agreement. Excess Net Pre-Tax Profits is defined as the excess of the then current years net pre-tax profits over the then preceding year's net pre-tax profits.

     On February 28, 2000 the Company issued to Mr. Birshtein warrants to purchase 600,000 shares of Common Stock and simultaneously cancelled warrants previously issued to purchase the same number of shares, which were exercisable at a purchase price of $11.50 per share. The newly issued warrants have a five year exercise period beginning on the date of issuance at an exercise price of $0.50 per share. The original warrants issued to Mr. Birshtein were in recognition of his uncompensated services expended on the Company's behalf.

(2) Of the $250,000 that Mr. Birshtein was entitled to receive, $120,000 was paid and $130,000 was accrued but has not been paid as of the date of this Information Statement.

(3) Mr. Gordin was elected a Director and appointed to the positions of President on May 1, 2000 and CEO on November 9, 2000. On May 1, 2000, Mr. Gordin's annual salary is $120,000. Additionally, Mr. Gordin has been granted 500,000 options pursuant to the terms of the 2001 Omnibus Plan.

(4) Mr. Shokin was elected a Director and appointed to the position of Vice President and Assistant Secretary on May 1, 2000 and December 28, 2000, respectively. On May 1, 2000, Mr. Shokin became entitled to an annual salary of $84,000. Additionally, Mr. Shokin has been granted 500,000 options pursuant to the terms of the 2001 Omnibus Plan.

(5)  Beginning  February  1, 2000,  Mr.  Gurfinkel  is paid a monthly  salary of
     $5,000.

(6) Mr. Shapiro was elected as a Director and appointed President and CEO on January 6, 1998. On February 25, 1999, the Company entered into an
     Employment Agreement with Mr. Shapiro having a five year term, which provided for an annual salary of $120,000.

     On February 28, 2000 the Company issued warrants to purchase 400,000 shares of Common Stock to Mr. Shapiro and simultaneously cancelled warrants previously issued to purchase the same number of shares, which were exercisable at a purchase price of $11.50 per share. The newly issued warrants have a five year exercise period beginning on the date of issuance at an exercise price of $0.50 per share. The original warrants issued to Mr. Shapiro were in recognition of his uncompensated services expended on the Company's behalf.

     Mr. Shapiro resigned as President of the Company on May 1, 2000 and as Director and CEO of the Company on October 25, 2000, thereupon became Vice President. His Employment Agreement was mutually terminated on October 25, 2000. However, he continued to receive an annual salary of $120,000 plus a monthly auto and insurance allowance of $1,800. On January 10, 2001, Mr. Shapiro resigned from his position as an officer of the Company and his salary and benefits were terminated.

(7) Mr. Blessey was elected as a Director and appointed Secretary on January 6, 1998. On February 25, 1999, the Company entered into an Employment Agreement with Mr. Blessey having a five year term, which provided for an annual salary of $120,000.

     On February 28, 2000 the Company issued warrants to purchase 400,000 shares of Common Stock to Mr. Blessey and simultaneously cancelled warrants previously issued to purchase the same number of shares, which were exercisable at a purchase price of $11.50 per share. The newly issued warrants have a five year exercise period beginning on the date of issuance at an exercise price of $0.50 per share. The original warrants issued to Mr. Blessey were in recognition of his uncompensated services expended on the Company's behalf.

     On October 25, 2000, Mr. Blessey resigned as Director of the Company and his Employment Agreement was mutually terminated. However, Mr. Blessey continued to act as Secretary and the continues to receive an annual salary of $120,000 plus a monthly auto and insurance allowance of $1,800. On January 10, 2001, Mr. Blessey resigned from his position as an officer of the Company and his salary and benefits were terminated.

(8) Mr. Solomon was appointed as a member of the Board of Directors on February 16, 2001. He did not serve as an officer or as Director of the Company during 1998, 1999 and 2000.

(9) Mr. Loveland was appointed as a member of the Board of Directors on February 16, 2001. He did not serve as an officer or as Director of the Company during 1998, 1999 and 2000.

(10) Mr.  Moody  was  appointed  as  a  member  of  the   Board  of Directors on
     February 16, 2001. He did not serve as an officer or as Director of the Company during 1998, 1999 and 2000.

(11) Mr. Perchal was appointed as a member of the Board of Directors on February 16, 2001. He did not serve as an officer or as Director of the Company during 1998, 1999 and 2000.

(12) Mr.  Sharma  was   appointed  as  a  member  of  the  Board of Directors on
     February 16, 2001. He did not serve as an officer or as Director of the Company during 1998, 1999 and 2000.


Additional Compensation of Directors

     All directors of the Company are paid an attendance fee of $2,000 for each meeting of the Board of Directors attended up to a maximum of $8,000 for a 12 month period.


Board of Directors and Committees

     Currently, the Company's Board of Directors consists of Messrs. Birshtein, Gordin, Solomon, Loveland, Moody, Perchal and Sharma. Their respective compensation is described above. The Board of Directors has appointed Mr. Loveland to replace Mr. Gurfinkel, and to join Mr. Birshtein as a member of the Omnibus Committee to administer the Plan. At present, the Board of Directors has not established any other committees.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
             FOR THE ESTABLISHMENT OF "BLANK CHECK" PREFERRED STOCK

     The Board of  Directors  and the  holders  of a majority  of the  Company's common stock entitled to vote have approved an amendment to the Company's Certificate of Incorporation to establish what is commonly referred to as "Blank Check" Preferred Stock, with a limitation of 5,000,000 authorized shares (the "Preferred Stock"). Currently, there are no authorized or issued shares of preferred stock. The Company has no present agreement to issue any shares of preferred stock. The proposed amendment will state that series or classes of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the creation. Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

     It is not possible to state the effects of the amendment to the Company's Certificate of Incorporation upon the rights of the holders of the Company's common stock until the Board of Directors determines the respective rights of the holders of one or more series of Preferred Stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on common stock; (ii) restrictions on dividends on common stock; (iii) dilution of the voting power of common stock; and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of Preferred Stock.

     This amendment is being sought because the Board of Directors believes it is advisable and in the best interest of the Company to have available Preferred Stock to provide the Company with greater flexibility in financing any proper corporate purpose, which may include but not be limited to, the continued operations of the Company and the development of its aluminum-air fuel cell technology. The Board of Directors believes that authorizing the Company to issue "Blank Check" Preferred Stock will provide the Company with a capital structure better suited to meet the Company's short and long-term capital needs. Having the authority to create an equity instrument with provisions to be determined at the time of issuance provides for the greatest possible flexibility in financing the future operations of the Company. For example, "Blank Check" Preferred Stock permits the Company to negotiate the precise terms of an equity investment by simply creating a new series of preferred stock without incurring the cost and delay of obtaining stockholder approval. This allows the Company to more effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner.

     In order to raise additional capital, the Company may issue additional shares of common stock or seek loans. Accordingly, any investor seeking rights or preferences different than those of the Company's common stock has no other choices other than to purchase a debt instrument. Although the Board of Directors believes that having the ability to offer preferred stock as an alternative to common stock or a loan will greatly enhance the flexibility of the Company, there can be no assurance that the Company will be able to raise such financing on terms acceptable to the Company, if at all.

     Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of the Company. The ability of the Company's Board of Directors to issue such additional shares of Preferred Stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the proposed designation of "Blank Check" Preferred Stock is not intended to be an anti-takeover device and the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

     The entire Board of Directors and the holders of a majority of the Company's common stock entitled to vote have already agreed to the foregoing actions. See "APPROVAL BY THE BOARD OF DIRECTORS"; "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED" and "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     The foregoing amendment will become effective upon filing the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State no sooner than 20 calendar days after the date of mailing of this Information Statement to the stockholders of the Company. The complete text of the Certificate of Amendment to the Certificate of Incorporation is set out in Annex B to this Information Statement.

          AMENDMENT TO THE 2001 OMNIBUS PLAN TO INCREASE THE AGGREGATE
                    NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

     The Board of Directors and the holders of a majority of the Company's common stock entitled to vote have already agreed to the following action. See "APPROVAL BY THE BOARD OF DIRECTORS"; "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED"; and "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     The following action will become effective no sooner than 20 calendar days after the date of mailing of this Information Statement to the stockholders of the Company. The complete text of the Written Consent of Stockholders In Lieu of Meeting is set out in Annex A to his Information Statement.

General

     Generally, the Board of Directors of the Company may at any time amend, suspend or terminate the 2001 Omnibus Plan; provided, however, that no amendment may be made increasing the aggregate number of shares of common stock with respect to which awards under the 2001 Omnibus Plan may be granted, without the approval of the holders of a majority of the outstanding voting shares of the Company.

     On June 18, 2001, the Company's Board of Directors approved a resolution to increase the maximum aggregate number of shares that may be issued under the Company's 2001 Omnibus Plan. On June 18, 2001, holders of a majority of shares entitled to vote provided written consent pursuant to the General Corporation Law of the State of Delaware to increase the authorized number of shares issuable pursuant to the 2001 Omnibus Plan from 4,000,000 to 10,000,000 shares.


Summary of 2001 Omnibus Plan, as amended

     The Board of Directors and the holders of a majority of the Company's common stock have authorized the adoption of the 2001 Omnibus Plan (the "Plan") in order to attract and retain qualified directors, officers, employees, consultants and advisors. Qualified directors, officers, employees, consultants and advisors of the Company and its subsidiaries are eligible to be granted (a) stock options ("Options"), which may be designated as nonqualified stock options ("NQSOs") or incentive stock options ("ISOs"), (b) stock appreciation rights ("SARs"), (c) restricted stock awards ("Restricted Stock"), (d) performance awards ("Performance Awards") or (e) other forms of stock-based incentive awards (collectively, the "Awards"). A director, officer, employee, consultant or advisor who has been granted an Option is referred to herein as an "Optionee" and a director, officer, employee, consultant or advisor who has been granted any other type of Award is referred to herein as a "Participant."

     The purposes of the Plan are to enable the Company to provide additional incentives to its Directors, officers, employees, consultants and advisors, to advance the interests of the Company and to enable the Company to attract qualified personnel in a competitive marketplace.

     The following description of the Plan is only a summary; it does not purport to be a complete or detailed description of all of the provisions of the Plan. This summary is qualified by reference to the full terms of the Plan, a copy of which is attached hereto as Annex C.

     The Plan

     The Omnibus Committee administers the Plan and has full discretion and exclusive power to (a) select the Directors, officers, employees, consultants and advisors who will participate in the Plan and grant Awards to such Directors, officers, employees, consultants and advisors, (b) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan, and
(c) resolve all questions relating to the administration of the Plan. Members of the Omnibus Committee receive no additional compensation for their services in connection with the administration of the Plan.

     Those who are eligible to participate in the Plan are officers, management, other key employees and consultants and advisors of the Company and its subsidiaries as the Omnibus Committee may from time to time determine, provided that members of the Omnibus Committee shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934.

     The Omnibus Committee may grant NQSOs or ISOs that are evidenced by stock option agreements. A NQSO is a right to purchase a specific number of shares of common stock during such time as the Omnibus Committee may determine, not to exceed ten years, at a price determined by the Omnibus Committee that, unless deemed otherwise by the Omnibus Committee, is not less than the fair market value of the common stock on the date the NQSO is granted. An ISO is an Option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). No ISOs may be granted under the Plan to an employee who owns more than 10% of the outstanding voting stock of the Company ("Ten Percent Stockholder") unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the ISO is not exercisable more than five years after it is granted. In the case of an employee who is not a Ten Percent Stockholder, no ISO may be exercisable more than ten years after the date the ISO is granted and the exercise price of the ISO shall not be less than the fair market value of the common stock on the date the ISO is granted. Further, no employee may be granted ISOs that first become exercisable during a calendar year for the purchase of common stock with an aggregate fair market value (determined as of the date of grant of each ISO) in excess of $100,000. An ISO (or any installment thereof) counts against the annual limitation only in the year it first becomes exercisable.

     The exercise price of the common stock subject to a NQSO or ISO may be paid in cash or, at the discretion of the Omnibus Committee, by the a promissory note or by the tender of common stock owned by the Option holder or through a combination thereof. The Omnibus Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine. Options are generally exercisable in equal annual installments over a predetermined period. All installments that become exercisable are generally cumulative and may be exercised at any time after they become exercisable until the expiration of the term of the Option. The Omnibus Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason. If an

Optionee retires or becomes disabled prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by for a period of 12 months after the date of such termination of employment by reason of retirement or disability. If an Optionee dies prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by (a) the Optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the Optionee's death not more than three years from the date of the Optionee's death.

     An SAR is a right granted to a Participant to receive, upon surrender of the right, but without payment, an amount payable in cash. The amount payable with respect to each SAR shall be based on the excess, if any, of the fair market value of a share of common stock on the exercise date over the exercise price of the SAR, which will not be less than the fair market value of the common stock on the date the SAR is granted. In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of common stock on the date the SAR is granted.

     Restricted Stock is common stock that is issued to a Participant at a price determined by the Omnibus Committee, which price per share may not be less than the par value of the common stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Omnibus Committee may determine.

     A Performance Award granted under the Plan (a) may be denominated or payable to the Participant in cash, common stock (including, without limitation, Restricted Stock), other securities or other Awards and (b) shall confer on the Participant the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Omnibus Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Omnibus Committee.

     The Omnibus Committee may grant Awards under the Plan that provide the Participants with the right to purchase common stock or that are valued by reference to the fair market value of the common stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Omnibus Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the Plan.

     The Omnibus Committee determines the price of any such Award and may accept any lawful consideration.

     The Omnibus Committee may at any time amend, suspend or terminate the Plan; provided, however, that (a) no change in any Awards previously granted may be made without the consent of the holder thereof and (b) no amendment (other than an amendment authorized to reflect any merger, consolidation, reorganization or the like to which the Company is a party or any reclassification, stock split, combination of shares or the like) may be made increasing the aggregate number of shares of the common stock with respect to which Awards may be granted or changing the class of persons eligible to receive Awards, without the approval of the holders of a majority of the outstanding voting shares of the Company.

     In the event a Change in Control (as defined in the Plan) occurs, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Optionee or Participant to the contrary, all Awards that have not expired and which are then held by any Optionee or Participant (or the person or persons to whom any deceased Optionee's or Participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

     If the Company is a party to any merger, consolidation, reorganization or the like, the Omnibus Committee has the power to substitute new Awards or have the Awards be assumed by another corporation. In the event of a reclassification, stock split, combination of shares or the like, the Omnibus Committee shall conclusively determine the appropriate adjustments.

     No Award granted under the Plan may be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and except in the case of the death or disability of an Optionee or a Participant, Awards shall be exercisable during the lifetime of the Optionee or Participant only by that individual.

     No Awards may be granted under the Plan on or after January 2, 2011, but Awards granted prior to such date may be exercised in accordance with their terms.

     The Plan and all Award agreements shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     As of July 18, 2001, 2,200,000 options were granted under the Plan. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

     United States Tax Consequences of Awards

     The following summarizes the major United States tax consequences to United States individuals that are expected to occur in connection with Awards granted under the Plan.

     ISOS

     An Optionee has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an Option. All Options that qualify under the rules of Section 422 of the Code will be entitled to ISO treatment. To receive ISO treatment, an Optionee must not dispose of the acquired common stock within two years after the ISO is granted or within one year after the ISO is exercised. In addition, the Optionee must have been an employee of the Company or any of its subsidiaries (or their predecessors) for the entire time from the date the ISO is granted until three months (one year if the Optionee is disabled) before the date of exercise. The requirement that the Optionee be an employee and the two-year and one-year holding periods are waived in the case of death of the Optionee. If all such requirements are met, no tax will be imposed upon exercise of the ISO, and any gain upon sale of the common stock will be entitled to capital gain treatment. The Optionee's gain on exercise (the excess of the fair market value of the common stock at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

     If an Optionee does not meet the two-year and one-year holding requirements (a "disqualifying disposition"), tax will be imposed at the time of sale of the common stock. In such event the Optionee's gain on exercise of the ISO will be compensation to him taxed as ordinary income rather than capital gain to the extent the fair market value of the acquired common stock on the date of exercise of the ISO exceeds the aggregate exercise price paid for that common stock, and the Company will be entitled to a corresponding deduction at the time of sale. Any remaining gain on sale of that common stock (equal to the excess of the amount realized on the disqualifying disposition of that common stock over its fair market value on the date of exercise of the ISO) will be long-term capital gain if the Optionee held that common stock for more than one year. If the amount realized on the disqualifying disposition is less than the fair market value of the common stock on the date of exercise of the ISO, the total amount includible in the Optionee's gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the disqualifying disposition over the exercise price.

     If the Optionee pays all or a portion of the exercise price of an ISO by tendering other shares of common stock he owns, then the following consequences occur. If the tendered shares of common stock were acquired by the Optionee through the prior exercise of an ISO (the "Prior ISO") and do not satisfy both the two-year and one-year holding requirements ("Disqualified Payment Shares"), then the tender by the Optionee of such shares constitutes a disqualifying disposition that will result in compensation to the Optionee taxed as ordinary income in an amount equal to the excess of the fair market value of such Disqualified Payment Shares, determined when the Prior ISO was exercised, over the exercise price previously paid for such Disqualified Payment Shares. Any appreciation that has occurred in the Disqualified Payment Shares that is not taxed to the Optionee as compensation income under the disqualifying disposition rules is not recognized as gain under Section 1036 of the Code. The number of shares of common stock received upon exercise of the ISO equal to the number of Disqualified Payment Shares tendered in payment thereof will have a basis equal to the Optionee's basis in the Disqualified Payment Shares plus any ordinary income recognized by the Optionee as a result of the disqualifying disposition. The number of shares of common stock received upon exercise of the ISO in excess of the number of Disqualified Payment Shares will have a basis equal to the amount of the exercise price of the ISO paid in cash (if any). The number of shares of common stock received upon exercise of the ISO, equal to the number of shares of Disqualified Payment Shares tendered, will have the same holding period on the date that the ISO is exercised as such Disqualified Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.

     Alternatively, if the exercise price of the ISO is funded by tendering shares of common stock owned by the Optionee other than Disqualified Payment Shares ("Qualified Payment Shares"), including shares of common stock received by the Optionee from exercise of a prior ISO that satisfied both the two-year and one-year holding requirements, shares of common stock acquired from exercise of a NQSO or otherwise as an Award, and shares of common stock purchased on the open market, then the following consequences occur. Under Section 1036 of the Code, the Optionee will not recognize gain or loss on the tender of the previously owned Qualified Payment Shares. The number of new shares of common stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same basis as such Qualified Payment Shares had in the hands of the Optionee and the basis in any additional shares of common stock received will equal the exercise price paid in cash (if any). The number of shares of common stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same holding period on the date the ISO is exercised as such Qualified Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.

     NQSOS

     Upon exercise of a NQSO, an Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of the acquired common stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid for that common stock. The exercise of a NQSO entitles the Company to a tax deduction for the year in which the exercise occurred in the same amount as is includible in the income of the Optionee. Any gain or loss realized by an Optionee on subsequent disposition of the shares of common stock acquired by exercise of a NQSO generally is a capital gain or loss and does not result in any tax deduction to the Company.

     If the Optionee pays all or a portion of the exercise price of a NQSO by tendering other shares of common stock he owns ("Payment Shares"), then the following consequences occur regardless if such Payment Shares are Disqualified Payment Shares, Qualified Payment Shares or otherwise. With respect to the number of shares of common stock received on exercise of the NQSO that exceeds the number of Payment Shares used to exercise the NQSO, the Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of such shares of common stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid in cash (if any). Under Section 1036 of the Code, no income, gain or loss is recognized upon the exchange of Payment Shares for shares of common stock received upon the exercise of the NQSO to the extent of the number of Payment Shares tendered. The number of shares of common stock received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same basis as such Payment Shares had in the hands of the Optionee. The basis of the Optionee in the number of any additional shares of common stock received upon exercise of the NQSO will equal the amount of the exercise price of the NQSO paid in cash plus any compensation income recognized by the Optionee. The number of shares received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same holding period on the date that the NQSO is exercised as such Payment Shares had on that date and the holding period of any additional shares of common stock received upon exercise of the NQSO will begin on that date.

     CASHLESS EXERCISE--ISOS AND NQSOS

     If an Optionee exercises an ISO or NQSO through the cashless exercise method, the Optionee will authorize a broker designated by the Company to sell a specified number of the shares of common stock to be acquired by the Optionee on the exercise of the Option, having a then fair market value equal to the sum of the exercise price of the ISO or NQSO, as applicable, plus any transaction costs (the "Cashless Shares"). The remainder of the shares not sold (the "Non-Cashless Shares") will be delivered to the Optionee. An Optionee who uses the cashless exercise method will be treated as constructively receiving the full amount of shares of common stock that otherwise would be issued upon payment of the exercise price of the Option in cash, followed immediately by a sale of the Cashless Shares by the Optionee. In the case of an ISO, the cashless exercise method would result in a disqualifying disposition of the Cashless Shares with the tax consequences set forth above under "ISOs." In the case of a NQSO, the cashless exercise method would result in compensation to the Optionee with respect to both the Cashless Shares and Non-Cashless Shares as discussed above under "NQSOs." Since the Optionee's basis in the Cashless Shares that are received and simultaneously sold on exercise of the NQSO is equal to the sum of the exercise price and the compensation to the Optionee, no additional gain must be recognized by the Optionee upon the simultaneous sale of the Cashless Shares.

     SARS

     A Participant has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an SAR. On exercise of an SAR, a Participant of an SAR will recognize compensation taxed as ordinary income in an amount equal to the cash received under the SAR.

     RESTRICTED STOCK

     A Participant who receives a grant of Restricted Stock will recognize compensation taxed as ordinary income equal to the excess of the fair market value of the Restricted Stock over the price paid for the Restricted Stock (a) as of the date of grant, if an election is properly made by the Participant under Section 83(b) of the Code, or (b) at the time the restrictions lapse, absent a proper election by the Participant under Section 83(b) of the Code. If the Participant makes a proper election under Section 83(b) of the Code, no additional income will be recognized by the Participant when the restrictions lapse. If, however, the shares of Restricted Stock are forfeited after a proper election under Section 83(b) of the Code is made by the Participant, no loss may be recognized. Any compensation income recognized by the Participant with respect to the Restricted Stock will be added to the Participant's basis in the Restricted Stock. Gain or loss recognized by a Participant upon a disposition of the shares of Restricted Stock will be capital gain or loss, taxed as long-term capital gain or loss if the Restricted Stock has been held by the Participant for more than one year. The one-year holding period commences on the date the restrictions lapse or, if a proper election is made by the Participant under
Section 83(b) of the Code, when the Restricted Stock is granted. The Participant must file any Section 83(b) election with the Internal Revenue Service not later than 30 days after the date of grant of the Restricted Stock. Each Participant who receives a grant of Restricted Stock is urged to consult his or her own tax advisor with respect to whether an election should be made under Section 83(b) of the Code and the manner of making a proper election. The granting of an SAR or Restricted Stock entitles the Company to a tax deduction for the year in which the compensation income is recognized by the Participant in the same amount as is includible in the income of the Participant.

     PERFORMANCE AWARDS AND OTHER STOCK-BASED AWARDS

     Under Section 83(a) of the Code, a Participant who receives a grant of a Performance Award or other form of stock-based incentive award that constitutes property and is payable in cash or common stock will recognize compensation taxed as ordinary income generally when such cash or common stock is received equal to the amount of cash or the excess (if any) of the fair market value of common stock over the exercise price. If the common stock is Restricted Stock or otherwise subject to forfeiture, then generally such common stock is taxed as set forth above for Restricted Stock.

     The tax status of the Performance Awards and other forms of stock-based incentive awards will depend on the nature of such Awards and their specific terms and conditions.

     Under certain circumstances, the Company's tax deductions may be limited under Section 162(m) of the Code.

     The foregoing statements are based upon present United States federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.



             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     On June 1, 2001, the Company and Partners Group, Inc. ("Partners") entered into a Consulting Agreement (the "Consulting Agreement") whereby Partners has agreed, for a period from June 1, 2001 to July 31, 2001, to provide the Company certain government relations services and strategic political advice pertaining to federal and state governments and their respective agencies.

     Partners is effectively owned and controlled by Mr. Kerry Moody, who was appointed as a Director of the Company on February 16, 2001 and who is currently a nominee for election as a member of the Company's Board of Directors. See "ELECTION OF DIRECTORS."

     Pursuant to the Consulting Agreement, the Company has agreed to pay Partners $5,000.00 per month for services performed. Additionally, the Company has agreed to pay all of Partners' reasonable and customary expenses incurred in the performance of the Consulting Agreement. Lastly, the Company has agreed to grant to Consultant the right to purchase Five Hundred Thousand (500,000) shares of Company's common stock (the "Shares") with an exercise price of $.01 per share for a period of One (1) year. One Hundred Thousand (100,000) Shares shall immediately vest on June 1, 2001, and thereafter the remaining options shall vest at a rate of Twenty-Five Thousand (25,000) per month.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The SEC allows the Company to "incorporate by reference" the information the Company files with it, which means that the Company can disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information that is incorporated by reference is an important part of this Information Statement, and later information that is filed with the SEC will automatically update and supersede this information.

     The Company incorporates by reference the following documents filed by the Company pursuant to the Exchange Act: (i) Trimol's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000; (ii) Trimol's Quarterly Report on Form 10-QSB for the nine month period ended September 30, 2000; (iii) Trimol's Current Report on Form 8-K filed with the SEC on March 1, 2001; and (iv) any future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Copies of these filings (other than an exhibit to any of these filings unless such exhibit is specifically incorporated by reference into the filing) may be requested, at no cost, by writing or telephoning the Company at the following address:

                               Trimol Group, Inc.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019
                          Telephone No.: (212) 554-4394

     The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide different information. It should not be assumed that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

ANNEX A

                               TRIMOL GROUP, INC.

               WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF MEETING


     Pursuant to Section 228 of the Delaware General Corporation Law, the undersigned constituting a majority of the issued and outstanding shares of the Common Stock entitled to vote of Trimol Group, Inc., a Delaware corporation (the "Company"), do hereby consent, in writing and in lieu of meeting, to the following:

     WHEREAS, pursuant to the Company's 2001 Omnibus Plan (the "Plan"), any amendment increasing the aggregate number of shares of the common stock of the Company with which Awards (as defined in the Plan) may be granted requires the approval of the holders of a majority of the outstanding voting shares of the Company; and

     WHEREAS, by resolution, the Board of Directors deems it in the Company's best interest to increase the maximum number of shares of common stock of the Company with respect to which Awards (as defined in the Plan) may be granted under the Plan from 4,000,000 to 10,000,000, and has unanimously approved the amendment to the Plan to increase the maximum number of shares of common stock of the Company with respect to which Awards (as defined in the Plan) may be granted under the Plan from 4,000,000 to 10,000,000; and

     WHEREAS, by resolution, the Board of Directors deems it in the Company's best interest to amend the Company's Certificate of Incorporation to establish a "blank check" preferred stock consisting of 5,000,000 preferred shares; and

     WHEREAS, by resolution, the Board of Directors deems it in the Company's best interest to elect Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma as members of the Company's Board of Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors; be it then

     RESOLVED, that the Plan be amended to increase the maximum number of shares of common stock of the Company with respect to which Awards (as defined in the Plan) may be granted under the Plan from 4,000,000 to 10,000,000; provided that this resolution shall not be made effective until 20 calendar days after the Company has sent an information statement pertaining to this amendment to each of its stockholders, as of a record date determined by the Board of Directors, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934 (the "Exchange Act"); and be it

     FURTHER RESOLVED, that the Company's Certificate of Incorporation be amended by amending Paragraph FOURTH thereof to read in its entirety as follows:

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Thirty Million (130,000,000) which shall consist of (i) One Hundred Twenty-Five Million (125,000,000) shares of common stock, $0.01 par value per share (the "Common Stock"), and
          (ii) Five Million (5,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock").

                                     PART A

                                  COMMON STOCK

               (a) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

               (b) Except for and  subject to those  rights  expressly
          granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefore, and
          (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

               (c) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

                                     PART B

                                 PREFERRED STOCK

               Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

               Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

               (a) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

               (b) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

               (c) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

               (d) the terms and provisions governing the operation of retirement or sinking funds, if any;

               (e) the voting power of such series, whether full, limited or none;

               (f) the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

               (g) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

               (h) any other preferences and relative,  participating,
          optional   or   other   special   rights,    qualifications,
          limitations or restrictions of such series.

               The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

     BE IT FURTHER RESOLVED, that the filing by the Company's of a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 20 calendar days after the Company has sent an information statement pertaining to the foregoing amendment to each of its stockholders, as of a record date determined by the Board of Directors, pursuant to Rule 14c-2 of the Exchange Act; and be it

     FURTHER RESOLVED, that Messrs. Michael J. Solomon, John R. Loveland, Kerry Moody, Walter J. Perchal and Vijay Sharma be elected as members of the Company's Board of Directors until the earlier of their respective resignations, removal, death, or the election of their respective successors; provided that this resolution shall not be made effective until 20 calendar days after the Company has sent an information statement pertaining to this election to each of its stockholders, as of a record date determined by the Board of Directors, pursuant to Rule 14c-2 of the Exchange Act; and be it

     FURTHER RESOLVED, that the appropriate officers are hereby authorized to carry out this Resolution on behalf of the Company and are authorized, empowered, and directed, in the name of and on behalf of the Company, to execute and deliver all documents, to make all payments, and to perform any other act as may be necessary from time to time to carry out the purpose and intent of this resolution. All such acts and doings of all officers which are consistent with the purposes of this resolution are hereby authorized, approved, ratified, and confirmed in all respects; and be it

     FURTHER RESOLVED, that this Resolution may be signed in as many counter parts as necessary and each counter part will be accepted as if all parties had signed; and

     IN WITNESS WHEREOF, the undersigned stockholders, being the beneficial owners of a majority of the outstanding shares of Common Stock of the Company, consent to the adoption of the above resolutions and have executed this written consent, which shall be effective as of June 18, 2001.

ALUMINUM-POWER, INC.
(Owner of 88,000,000 Shares)

---------------------------------                ------------------------------
Name:                                                     Boris Birshtein
Title:                                              (Owner of 4,285,000 Shares)

MAGNUM ASSOCIATES, LTD.
(Owner of 3,910,000 Shares)

---------------------------------
Name:
Title:

                                                                         ANNEX B



                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               TRIMOL GROUP, INC.

                                    * * * * *

     Trimol Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:


     FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable to the stockholders of said corporation the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED,that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be read as follows:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Thirty Million (130,000,000) which shall consist of (i) One Hundred Twenty-Five Million (125,000,000) shares of common stock, $0.01 par value per share (the "Common Stock"), and
          (ii) Five Million (5,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock").

                                     PART A

                                  COMMON STOCK

               (a) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

               (b) Except for and  subject to those  rights  expressly
          granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefore, and
          (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

               (c) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.


                                     PART B

                                 PREFERRED STOCK

               Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

               Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

               (a) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

               (b) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

               (c) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

               (d) the terms and provisions governing the operation of retirement or sinking funds, if any;

               (e) the voting power of such series, whether full, limited or none;

               (f) the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

               (g) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

               (h) any other preferences and relative,  participating,
          optional   or   other   special   rights,    qualifications,
          limitations or restrictions of such series.

               The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters."

     SECOND: That in lieu of a meeting and a vote of stockholders, a majority of the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Trimol Group, Inc. has caused this certificate to be signed by Alexander Gordin, its President and attested by Gary Shokin, its Assistant Secretary, this 18 day of June, 2001.

                                                 Trimol Group, Inc.



                                                 By:
                                                    ---------------------------
                                                    Alexander Gordin, President


ATTEST:



By:
   --------------------------------
   Gary Shokin, Assistant Secretary

                                                                         ANNEX C


                                TRIMOL GROUP INC.

                          2001 OMNIBUS PLAN, AS AMENDED


1. Purposes of the Plan

     The Trimol Group Inc. 2001 Omnibus Plan (the "Plan") maintained by Trimol Group Inc. (the "Company") is intended to promote the growth and general prosperity of the Company by offering incentives to its key employees who are primarily responsible for the growth of the Company and to attract and retain qualified employees and thereby benefit its shareholders based on the growth of the Company. Awards granted under the Plan may be (a) stock options ("Options") which may be designated as (i) Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) Nonqualified Stock Options ("NQSOs") not intended to so qualify; (b) stock appreciation rights ("SARs"); (c) restricted stock awards ("Restricted Stock"); (d) performance awards ("Performance Awards"); or (e) other forms of stock-based incentive awards, as hereinafter defined (collectively, the "Awards").

2. Shares of Stock Subject to the Plan

     The shares of stock with respect to which the Awards may be granted shall be the common stock, par value at $0.01 of the Company (the "Common Stock"). Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be stock that is authorized but previously unissued or stock reacquired by the Company or both. Subject to the provisions of Section 14, the maximum number of shares with respect to which the Awards may be granted under the Plan shall not exceed 10,000,000 shares of Common Stock; provided, however, that such number of shares of Common Stock may also be subject to adjustment, from time to time, at the discretion of the Board of Directors of the Company. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the participant has realized any benefits of ownership from such Common Stock.

3. Administration

     The Plan shall be administered by a designated Omnibus Committee: (the "Committee") composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan the Committee shall have full discretion and the exclusive power (i) to determine the directors, employees, consultants and advisors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical); (ii) to construe the Plan and Options granted hereunder; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and (iv) to make all other determination necessary or advisable for administering the Plan.

     Without limiting the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of one (1) year (unless waived by the Company) following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment (or in case of a consultant or advisor, engagement by Company or any subsidiary corporation or parent corporation of the Company) of participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called to utilize special knowledge obtained through directorship or employment (or in the case of a consultant or advisor, engagement) with or by the Company or any subsidiary corporation or parent corporation thereof.

     The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee may in its discretion establish such rules and guidelines relating to the Plan, as it may deem desirable.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

     No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder.

4. Eligibility

     The individuals who shall be eligible to participate in the Plan shall be directors, officers, employees, consultants and advisors of the Company, or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, as the Committee may from time to time determine. An employee who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

5. Stock Options

     The Committee may grant Options, as follows, which may be designated as (i) NQSOs or (ii) ISOs intended to qualify under Code Section 422:

     (a) Nonqualified Stock Options. An NQSO is a right to purchase a specified number of shares of Common Stock during such specified time as the Committee may determine, not to exceed ten (10) years, at a price determined by the Committee that, unless deemed otherwise by the Committee, is not less than the fair market value of the Common Stock on the date the option is granted.

          (i) The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

          (ii) Without limiting the foregoing, to the extent permitted by law, (including relevant state law), (A) the Committee may agree to accept, as full or partial payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company
               (but in no event later than five (5) years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee and (B) the Committee may also permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the Purchase price of such Common Stock.

     (b) Incentive Stock Options. An ISO is an Award in the form of an Option to purchase Common Stock that complies with the requirements of Code
          Section 422 or any successor section.

          (i) The aggregate fair market value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to an employee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

          (ii) No ISO may be granted under this Plan on or after the tenth anniversary of the date this Plan is adopted or the date stockholders approve this Plan, whichever is earlier.

          (iii) No ISO may be exercisable more than:

               (A) in the case of an employee who is not a Ten Percent Stockholder, within the meaning of Code Section 422, on the date the ISO is granted; ten (10) years after the date the ISO is granted; and

               (B) in the case of an employee who is a Ten Percent Stockholder, within the meaning of Code Section 422, on the date the ISO is granted, five (5) years after the date the ISO is granted.

          (iv) The exercise price of any ISO shall be determined by the Committee and shall be no less than:

               (A) in the case of an employee who is not a Ten Percent Stockholder, on the date the ISO is granted, the fair market value of the Common Stock subject to the ISO on such date, and

               (B) in the case of an employee who is a Ten Percent Stockholder, on the date the ISO is granted, not less than 110 percent of the fair market value of the Common Stock subject to the ISO on such date.

          (v) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO.

6. Stock Appreciation Rights

     An SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

           (i) The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the fair market value of a share of Common Stock on the date the SAR is granted.

          (ii) In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the SAR is granted.

         (iii) The Committee shall establish the applicable percentage and exercise price at the time the SAR is granted.

7. Restricted Stock

     Restricted Stock is Common Stock of the Company that is issued to a participant at a price determined by the Committee, which price per share may not be less than the par value of the Common Stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

8. Performance Awards

     A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

9. Other Stock-Based Incentive Awards

     The Committee may from time to time grant Awards under this Plan that provide the participant with the right to purchase Common Stock or that are valued by reference to the fair market value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company), provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee will determine the price of any Award and may accept any lawful consideration.

10. Price and Payment

     If the Shares are listed an a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

     If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

     For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check.

11. Exercise of Options

     Options granted under the Plan may be exercised by an optionee only while the employee is and, continuously since the date the Option was granted, has been an employee of the Company or one of its subsidiaries, except that (i) if the optionee's termination of employment is other than for deliberate, willful or gross misconduct, any Options held by the optionee may be exercised, to the extent then exercisable, for a period of three months after the date of such termination of employment; (ii) if such termination of employment is by reason of retirement or disability, any Options held by the optionee at the time of retirement or disability will be exercisable for a period of 12 months after the date of such termination of employment; (iii) in the event of death after termination of employment pursuant to (i) or (ii) above, the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution shall have a period of three years from the date of termination of the optionee's employment to exercise any Options which the optionee could have exercised during such period; and (iv) in the event of the death of an optionee while employed, any Options then held by the optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution for a period of three years after the optionee's death. In no event, however, shall any Option be exercisable after the date specified in
Section 5, as applicable.

     An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the option agreement pursuant to which the Option was granted.


12. Award Agreements

     Each Award granted under the Plan shall be evidenced by an Award agreement between the employee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not consistent with the Plan as the Committee may deem appropriate.

13. Tax Withholding

     The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or any subsidiary to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide (i) in the case of Awards paid in shares of Common Stock, that the person receiving the Award may satisfy the withholding obligation by instructing the Company to withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy such withholding obligation and (ii) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until sufficient payment of that liability has been accumulated.

14. Change of Control and Limited Rights

     For the purpose of the Plan, a "Change of Control" affecting the Company shall be deemed to have taken place upon (i) the acquisition by a third person, including a "group" as defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, of shares of the Company having 51% or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) shareholder approval of a transaction for the acquisition of the Company, or substantially all of its assets by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a part; or (iii) the election during any period of 24 months or less of 50% or more of the Directors of the Company where such Directors were not in office immediately prior to such period provided, however, that no "Change of Control" shall be deemed to have taken place if the Directors of the Company in office on the date of adoption of the Plan, or their successors in office nominated by such Directors, affirmatively approve a resolution to such effect.

     In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any participant to the contrary, all Awards that have not expired and which are then held by any participant (or the person or persons to whom any deceased participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

     A limited right may be awarded by the Committee in connection with any Option granted under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A limited right may be granted either at the time the Option is granted or thereafter at any time prior to the cancellation, exercise, forfeiture, termination or expiration of the Option. A limited right may be exercised only during the 60-day period beginning on a Change of Control of the Company. Notwithstanding the provisions of the immediately preceding sentences, no limited right may be exercised by an employee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, until the expiration of six months from the date of grant of the limited right.

     Upon the exercise of limited rights, the participant shall receive in cash an amount equal to the product computed by multiplying (i) the excess of (a) the highest fair market value per share of Common Stock during the 60-day period ending on the date the limited right is exercised (or, if greater, the price offered for a share of Common Stock pursuant to a tender offer pending during such period) over (b) the Option price per share of Common Stock at which the related Option is exercisable by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised. Notwithstanding the foregoing, in case of a limited right granted in respect of an ISO, the holder may not receive an amount in excess of such amount as will enable such Option to qualify as an ISO.

     Upon exercise of a limited right, such related Option and any related SAR shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related Option, the limited right with respect to such related Option shall terminate to the extent of the shares of Common Stock with respect to which the related Option was exercised or terminated.

15. Dilution or Other Adjustment

     If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors of the Company shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder. In the case of any ISO, such action shall be taken only in the manner and to the extent permitted by Sections 422 and 424 of the Code. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding
Options, in the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted. In the case of any ISO, any such adjustment in the shares or other securities subject to the ISO (including any adjustment in the Option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

16. Assignability

     No Award granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and Awards shall be exercisable during the employee's lifetime only by the employee.

17. Amendment or Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Plan provided, however, that (i) no change in any Awards previously granted may be made without the consent of the holder thereof, (ii) no amendment (other than an amendment authorized by Section 15) may be made increasing the aggregate number of shares of the Common Stock with respect to which Awards may be granted, reducing the minimum option price at which Options may be granted, extending the maximum period during which Awards may be exercised or changing the class of employees eligible to receive Awards hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

18. General Provisions

     No Awards may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

     Absence on leave approved by a duly constituted officer of the Company or any of its subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an employee while he or she is absent on leave.

     No Award recipient shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

     Nothing contained in the Plan or in Awards granted thereunder shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

     Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks or forfeiture as the Committee may determine at the time such Award is granted.

19. Effective Date

     The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.

20. Termination

     No Award may be  granted  under the Plan on or after the date  which is ten
(10) years following the effective date specified in Section 19, but Awards previously granted may be exercised in accordance with their terms.

21. Governing Law

     The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, from time to time obtaining, without giving effect to conflict of law principles thereof.